Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

(the “Company”)

Supplement dated October 30, 2020, to the Company’s

Statement of Additional Information (“SAI”)

dated October 1, 2020, as supplemented and amended to date

Effective November 1, 2020, Yvonne Montgomery Curl is appointed as an Independent Director to the Company’s Board of Directors to fill the vacancy caused by William Devin’s retirement on December 31, 2018.

Accordingly, the following changes are made to the Company’s SAI effective November 1, 2020:

The following information is added to the first table under the section entitled “Management of VC I” under “Independent Directors”:

Name and Age	Position(s) Held with Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Yvonne Montgomery Curl[4] Age: 65	Director	2020 – Present	Retired.	59	Director, Encompass Health, provider of post-acute healthcare services (2004-Present); Director, Community Foundation of the Lowcountry (2018-Present); Director, Nationwide Insurance, insurance company (1998-2019); Director, Hilton Head Humane Association, animal shelter (2006-2019).

[1]	Directors serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes VC I (44 funds), VC II (15 funds), SunAmerica Specialty Series (6 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (4 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (61 portfolios), and Seasons Series Trust (19 portfolios).

[3]

Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.

[4]	Effective November 1, 2020, Ms. Curl was appointed as an Independent Director to VC I’s Board.

The following information is added to the subsection entitled “Management of VC I – Board and Committees”:

Yvonne Montgomery Curl. Ms. Curl has served as a Director since 2020. In addition, she has nearly 30 years of executive and business experience in various industries. Ms. Curl also has corporate governance experience serving on multiple public company and non-profit boards for nearly 30 years.

Effective November 1, 2020, Ms. Curl is appointed to the Company’s Audit, Governance, Brokerage and Compliance and Ethics Committees.

As of the date of this Supplement, Ms. Curl does not beneficially own any shares in the Company or in any registered investment companies overseen by her within the Company’s family of investment companies.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.